Exhibit 99.3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you NOBLE CORPORATION marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Central Time, on , 2022. [GRAPHIC APPEARS HERE]INTERNET – www. Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. [GRAPHIC APPEARS HERE]Vote at the Meeting – If you plan to attend the extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www. [GRAPHIC APPEARS HERE] MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY ³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ³ Please mark your votes like this The Board of Directors recommends a FOR vote of proposals 1, 2, 3 & 4 1. To consider and vote on a proposal (the “Business Combination Proposal”) to approve and adopt the business combination agreement, dated as of November 10, 2021 (the “Business Combination Agreement”), by and among Noble Corporation (“Noble”), The Drilling Company of 1972 A/S, a Danish public limited liability company, Noble Finco Limited, a private limited company formed under the laws of England and Wales and an indirect, wholly owned subsidiary of Noble (“Topco”), Noble Newco Sub Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Topco, and to approve the transactions contemplated thereby (the “Business Combination”). For ☐ Against ☐ Abstain ☐ 2. To consider and vote on a proposal (the “NYSE Proposal”) to approve, for purposes of complying with Rule 312.03 of the NYSE Listed Company Manual, the potential issuance of A ordinary shares, par value $0.00001 per share, of Topco pursuant to the Business Combination Agreement. For ☐ Against ☐ Abstain ☐

3. To consider and vote on a proposal (the “Advisory Compensation Proposal”) to approve, on a non-binding, advisory basis, for purposes of complying with Section 14A of the U.S. Securities Exchange Act of 1934, as amended, and the applicable U.S. Securities and Exchange Commission rules used thereunder, certain compensation that may be paid or become payable to Noble’s named executive officers that is based on or otherwise relates to the Business Combination. For ☐ Against ☐ Abstain ☐ 4. To consider and vote on a proposal (the “Adjournment Proposal”) to approve the adjournment of the extraordinary general meeting (the “General Meeting”), if necessary or appropriate, (A) in order to solicit additional proxies from Noble shareholders in favor of the Business Combination Proposal, (B) if as of the time for which the General Meeting is scheduled, there are insufficient ordinary shares, par value $0.00001 per share, of Noble represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the General Meeting or (C) to allow reasonable time for the filing or mailing of any supplemental or amended disclosures that Noble has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by Noble shareholders prior to the General Meeting. For ☐ Against ☐ Abstain ☐ For ☐ Against ☐ Abstain ☐ CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on , 2022, AM Central Time To view the Proxy Statement, please go to: http://www. PROXY ▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲ THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS NOBLE CORPORATION PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2022 AM CENTRAL TIME The undersigned hereby appoints Robert W. Eifler and Richard B. Barker, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all ordinary shares, of Noble Corporation, registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO SUCH DIRECTION IS MADE, THE PROXIES WILL HAVE AUTHORITY TO VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4, IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. (Continued, and to be marked, dated and signed, on the other side)